UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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CHINA HGS REAL ESTATE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 29, 2014

September 3, 2014

Dear Shareholder:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of China HGS Real Estate Inc. (“China HGS,” “we” or “our”), to be held on September 29, 2014, at 10:00 a.m. China time, at our corporate offices located at 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000.

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. At the Annual Meeting, we will ask you to consider the following proposals:

•	to elect five directors;

•	to ratify the appointment of Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2014;

•	to conduct an advisory vote to approve the compensation paid to named executive officers of the Company; and

•	to transact such other business that may properly come before the meeting or at any adjournment thereof.

Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2013. We encourage you to read the Form 10-K. It includes our audited financial statements.

Shareholders of record as of September 2, 2014 may vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. Please vote as soon as possible.

Sincerely,

/s/ Xiaojun Zhu
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 29, 2014

September 3, 2014

To the Shareholders of CHINA HGS REAL ESTATE INC.:

NOTICE IS HEREBY given that the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of China HGS Real Estate Inc. (the “China HGS”) will be held at our corporate offices located at 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000, on September 29, 2014 at 10:00 a.m. (China time) for the following purposes:

1. to elect Xiaojun Zhu, Shenghui Luo, Christy Young Shue, John Chen, and Yuankai Wen as directors;

2. to ratify the appointment of Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2014;

3. to conduct an advisory vote to approve the compensation paid to named executive officers of the Company; and

4. to transact such other business that may properly come before the meeting or at any adjournment or postponement thereof.

More information about these business items is described in the proxy statement accompanying this notice. Any of the above matters may be considered at the Annual Meeting at the date and time specified above or at an adjournment or postponement of such meeting.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. To ensure that your vote is counted at the meeting, please vote as soon as possible.

For the Board of Directors,

/s/ Xiaojun Zhu
Chairman of the Board

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD OR VOTING INSTRUCTION CARD AS INSTRUCTED.

CHINA HGS REAL ESTATE INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To be held September 29, 2014

CHINA HGS REAL ESTATE INC.

PROXY STATEMENT FOR 2014 ANNUAL MEETING OF SHAREHOLDERS

GENERAL

These proxy materials are furnished to you for use at the Annual Meeting of Shareholders of China HGS (the “Annual Meeting”) to be held on September 29, 2014 at 10:00 a.m. (China time), or at any postponement or adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our offices located at 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000. Shareholders of record as of September 2, 2014 (the “Record Date”) are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

September 12, 2014 is the approximate date on which this Proxy Statement, Notice of Annual Meeting of Shareholders (“Notice”) and accompanying form of proxy are first being sent to shareholders. Our principal executive offices are located at 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000, and our telephone number is + 86 91 6262 2612.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:		What is the purpose of the Annual Meeting?

A:		To vote on the following proposals:

	•	to elect Xiaojun Zhu, Shenghui Luo, Christy Young Shue, John Chen, and Yuankai Wen as directors;
	•	to ratify the appointment of Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2014;
	•	to conduct an advisory vote to approve the compensation paid to named executive officers of the Company; and
	•	to transact such other business that may properly come before the meeting or at any adjournment or postponement thereof.

Q:		What are the Board of Directors’ recommendations?

A:		The Board recommends a vote:

	•	FOR the election of Xiaojun Zhu, Shenghui Luo, Christy Young Shue, John Chen, and Yuankai Wen as directors;
	•	FOR the ratification of the appointment of Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2013; and
	•	FOR a non-binding resolution to approve the compensation paid to named executive officers of the Company.

Q:	Who is entitled to vote at the meeting?

A: Shareholders Entitled to Vote. Shareholders who our records show owned shares of China HGS as of the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, we had a total of 45,050,000 shares of China HGS common stock (“Common Stock”) issued and outstanding, which were held of record by 289 shareholders and no shares of preferred stock were outstanding. Each share of Common Stock is entitled to one vote. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

Registered Shareholders. If your shares are registered directly in your name with China HGS’s transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice was provided to you directly by China HGS. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

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Street Name Shareholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the Notice was forwarded to you by your broker or nominee, who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.

Q:	Can I attend the meeting in person?

A: You are invited to attend the Annual Meeting if you are a registered shareholder or a street name shareholder as of the Record Date. In addition, you must also present a form of photo identification acceptable to us, such as a valid driver’s license or passport.

Q:	How can I vote my shares?

A: Registered Shareholders: Registered shareholders may vote in person at the Annual Meeting or by completing, signing and dating the proxy card and returning it in the prepaid envelope provided.

Street Name Shareholders: If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Street name shareholders may generally vote by one of the following methods:

By Mail. If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or

In Person With a Proxy from the Record Holder. A street name shareholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card provided to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:	If I submit a proxy, how will it be voted?

A: When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:	Can I change my vote?

A: You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise our Corporate Secretary at our principal executive office (6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Annual Meeting) or (iv) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted).

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Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A: You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the record holder of the shares giving you the right to vote the shares.

Q:	What quorum is required for the Annual Meeting?

A: At the Annual Meeting, the presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:	How are votes counted?

A: Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the five director nominees and one vote on each other matter.

In the election of directors, the five nominees receiving the highest number of “FOR” votes at the annual meeting will be elected. The proposal for the ratification of the independent registered public accounting firm and the proposal for the approval of a non-binding resolution to approve the compensation paid to the named executive officers of the Company requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on each proposal at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and voting instructions are not given. In tabulating the voting results for the proposals related to the election of directors and the approval of a non-binding resolution to approve the compensation paid to the named executive officers of the Company, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of the proposals related to the election of directors and the approval of a non-binding resolution to approve the compensation paid to the named executive officers of the Company, assuming that a quorum is obtained.

Q:	Who will tabulate the votes?

A: China HGS has designated a representative of Boardridge as the Inspector of Election who will tabulate the votes.

Q:	Who is making this solicitation?

A: This proxy is being solicited on behalf of China HGS’s Board of Directors.

Q:	Who pays for the proxy solicitation process?

A: China HGS will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

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Q:	May I propose actions for consideration at next year’s annual meeting of shareholders or nominate individuals to serve as directors?

A: You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the SEC. In order for a shareholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2015 Annual Meeting of Shareholders under rules set forth in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than May 16, 2015.

Q:	What should I do if I get more than one proxy or voting instruction card?

A: Shareholders may receive more than one set of voting materials, including multiple copies of the Notice, these proxy materials and multiple proxy cards or voting instruction cards. For example, shareholders who hold shares in more than one brokerage account may receive separate Notices for each brokerage account in which shares are held. Shareholders of record whose shares are registered in more than one name will receive more than one Notice. You should vote in accordance with all of the Notices you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:	How do I obtain a separate set of proxy materials or request a single set for my household?

A: We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each shareholder who participates in householding will continue to be able to access or receive a separate proxy card.

If you wish to receive a separate Notice, proxy statement or annual report at this time, please request the additional copy by contacting Corporate Secretary by telephone at +86 91 6262 2612, or by facsimile at +86 91 6225 1606. If any shareholders in your household wish to receive a separate annual report and a separate proxy statement in the future, they may call the Company’s transfer agent, Island Stock Transfer, by telephone at (727) 289-0010, or by facsimile at (727) 289-0069 or write to Island Stock Transfer at 100 Second Avenue South, Suite 705S, Saint Petersburg, FL, 33701. Other shareholders who have multiple accounts in their names or who share an address with other shareholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to our transfer agent as set forth above.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A: You may contact our transfer agent, Island Stock Transfer, by telephone at (727) 289-0010, or by facsimile at (727) 289-0069, if you have lost your stock certificate or need to change your mailing address.

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BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors is presently composed of five (5) members: Xiaojun Zhu, Shenghui Luo, Christy Young Shue, John Chen, and Yuankai Wen. Mr. Zhu serves as Chairman of the Board of Directors. The Board of Directors has determined that Christy Young Shue, John Chen and Yuankai Wen are independent directors within the meaning set forth in the NASDAQ listing rules and as required by the rules and regulations of the SEC, as currently in effect. There are no family relationships between any director and an executive officer.

The Board of Directors held four meetings during fiscal year 2013, all of which were regularly scheduled meetings. The Board also acted four times by unanimous written consent. Each director attended at least 75% of the aggregate number of meetings of our Board of Directors and the committees on which such director served during fiscal year 2013 and was eligible to attend.

Information about the Directors and Nominees

Set forth below is information regarding our directors/nominees as of August 27, 2014:

Name	Age	Position	Director Since
Xiaojun Zhu	47	President, Chief Executive Officer and Chairman of the Board of Directors	2009
Shenghui Luo	45	Director	2010
Christy Young Shue	51	Director	2012
John Chen	42	Director	2012
Yuankai Wen	67	Director	2010

Xiaojun Zhu, the President, Chief Executive Officer, and Chairman of the Board of Directors of China HGS, began his entrepreneurial career in 1995 by creating a privately-run real estate company in Hanzhong, Shaanxi Province. With more than 20 years’ experience, Mr. Zhu is considered to be one of China’s most influential business leaders in the real estate industry. In October 2005, Mr. Zhu received the “Top 100 Management Elites in China’s Building Industry 2005” award by the Chinese Academy of Management Science. Mr. Zhu also received the “Innovative Shaanxi - Person of the Year 2007” award and the “Outstanding Socialism Builder of Shaanxi Province in 2008” award. In August 2009, Mr. Zhu joined China Agro as Chairman and Chief Executive Officer. In 2007, before joining China Agro, Mr. Zhu served as the Chairman and General Manager of Shaanxi Guangsha Investment and Development Group Co., Ltd. From 1995 to 2007, Mr. Zhu was the Chairman and General Manager of Hanzhong Guangsha Real Estate Development Co, Ltd., a real estate development company. From 1992 to 1995, prior to starting his own business, Mr. Zhu served as a Vice General Manager in the real estate-based subsidiary of Hanjiang Building Material Group Corporation. From 1985 to 1988, Mr. Zhu studied at Shaanxi Metallurgy College. As the founder of the Company, Mr. Zhu is acknowledged to be one of China’s leading business executives in the real estate industry and is able to provide the Board with an understanding of the Company’s business as well as provide expert perspective on industry trends and opportunities. Mr. Zhu’s experience with the Company from its founding also offers the Board insight to the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view.

Shenghui Luo has served as a director since January 2010. Ms. Luo joined Shaanxi Guangsha Investment and Development Group Co., Ltd., the Company’s subsidiary, in 1997. From 2000 through March 2009, Ms. Luo served as Vice Director of the Finance Department of Shaanxi Guangsha Investment and Development Group Co., Ltd. In March 2009, Ms. Luo was appointed a Manager of the Finance Department of Shaanxi Guangsha Investment and Development Group Co., Ltd. Ms. Luo received her Bachelor’s degree in Accounting from Shaanxi Finance College. As a result of Ms. Luo’s service as a member of the Company’s finance department, she developed an extensive understanding of the Company’s business. In addition, her knowledge and experience in finance and accounting provides her with a broad understanding of the Company’s financial reporting obligations both locally and in the U.S.

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Christy Young Shue has served as a director since August 2012. Ms. Shue served as Executive Vice President, Finance and Investor Relations and Corporate Secretary of Harbin Electric, Inc. (NASDAQ: HRBN) from 2007 through April 2012, when Harbin went private as a result of a management buyout transaction. From 2006 through 2007, Ms. Shue was a Vice President, a Senior Investor Relations Consultant at Christensen, an Investor Relations advisory firm. From 2003 through 2006, Ms. Shue served as Investor Relations Manager at International Paper (NYSE: IP). Ms. Shue received her MBA degree in finance/international business from Stern School of Business, New York University, a Ph.D. in Chemistry from Purdue University, and a Bachelor of Science degree in Chemistry from Sichuan University. Ms. Shue’s previous experience as an officer and Investor Relations manager for public companies has given her insights into various challenges that public companies experience, as well as extensive knowledge and understanding of capital market related issues such as corporate governance and financial reporting.

John Chen has served as a director since August 2012. Mr. Chen is a California Certified Public Accountant. Mr. Chen has been the Chief Financial Officer of General Steel Holdings Inc. (NYSE: GSI) since May 2004. From 1997 to 2003, Mr. Chen was a Senior Accountant at Moore Stephens Frazer and Torbet. Mr. Chen received his Bachelor of Science degree in Business Administration, Accounting from California State Polytechnic University. Mr. Chen’s experience as a California Certified Public Accountant and his experience as a chief financial officer of a public company have provided him with broad experience in finance including accounting and financial reporting. This experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the 1934 Act.

Yuankai Wen has served as a director since January 2010. Since 1998, Mr. Wen has served as the Chairman of Beijing Neolinde Management Training Center. From 1997 to 1998, he was also the Chairman of Beijing Neolinde Management Consulting Co. From 1994 through 1997, Mr. Wen was a Vice President of Roosevelt China Investment Co., an investment firm. Mr. Wen received his Bachelor’s degree in Chemistry from Nanjing University. He was also a visiting scholar of Physical and Chemical Biology Institute, University of Paris in France. Mr. Wen’s experience as Chairman of the Beijing Neolinde Management Graining Center and as Chairman of the Beijing Neolinde Management Consulting Co. has provided him with broad leadership and executive experience. Moreover, his management experience in China provides him with a perspective on Chinese business operations.

The business experience during at least the last five years of the Company’s executive officers not included above is as follows:

Wei (Samuel) Shen has been the Chief Financial Officer of the Company since May 2012. From November 2011 to May 2012, Mr. Shen was the Vice President for Finance of the Company. Mr. Shen is also the Director at Bluehill Investment Advisory Group, a PRC based financial consulting firm and the chief financial officer of New Era Minerals Inc. (TSX.V: NEM), a junior resource company. From 2006 to 2011, Mr. Shen served as an Audit Assurance Manager at MSCM LLP, Toronto, where he managed audit engagements for U.S. and Canadian public companies in real estate, health care, manufacturing, and IT industries. Mr. Shen holds both Chartered Accountant and Certified Public Accountant designations and is experienced with financial reporting under IFRS, U.S. and Canadian GAAP. Mr. Shen holds a Master of Management and Public Accounting from the Rotman School of Management, University of Toronto.

Committees of the Board of Directors

The Board of Directors has the following standing committees: Audit, Compensation, and Nominating and Corporate Governance. The Board of Directors has adopted written charters for each of these committees, copies of which are attached as exhibits to our 2013 Proxy Statement. All members of the committees appointed by the Board of Directors are non-employee directors and the Board of Directors has determined that all such members are independent under the applicable rules and regulations of NASDAQ and the SEC, as currently in effect. In addition, all directors who served on a committee during any portion of fiscal year 2013 were independent under the applicable rules and regulations of NASDAQ and the SEC during such director’s period of service.

The following chart details the membership of each standing committee and the number of meetings each committee held in fiscal year 2013.

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Name of Director	Audit	Compensation	Nominating & Corporate Governance
Christy Young Shue	M	M	C
John Chen	C	M	M
Yuankai Wen	M	C	M
Number of Meetings in Fiscal 2013	4	1	1

M = Member

C = Chair

Audit Committee

The Audit Committee oversees our accounting, financial reporting and audit processes; appoints, determines the compensation of, and oversees, the independent registered public accountants; pre-approves audit and non-audit services provided by the independent registered public accountants; reviews the results and scope of audit and other services provided by the independent registered public accountants; reviews the accounting principles and practices and procedures used in preparing our financial statements; oversees the Company’s internal audit function; and reviews our internal controls.

The Audit Committee works closely with management and our independent registered public accountants. The Audit Committee also meets with our independent registered public accountants without members of management present, on a quarterly basis, following completion of our independent registered public accountants’ quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent registered public accountants to approve the annual scope and fees for the audit services to be performed.

The Board of Directors has determined that John Chen is an “audit committee financial expert” as defined by SEC rules, as currently in effect.

Compensation Committee

The Compensation Committee has overall responsibility for (i) overseeing the Company’s compensation and benefits policies generally; and (ii) overseeing, evaluating and approving executive officer and director compensation plans, policies and programs.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (i) considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; (ii) develops and recommends governance principles applicable to China HGS; (iii) oversees the evaluation of the Board of Directors and management from a corporate governance perspective; and (iv) reviews China HGS’ reporting in documents filed with the SEC to the extent related to corporate governance.

Director Qualifications. The Nominating and Corporate Governance Committee has adopted a variety of criteria upon which candidates to become members of the Board will be assessed. These include the candidate’s reputation, relevant experience and expertise, knowledge of the Company and issues affecting the Company, and the candidate’s willingness and ability to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility. The Committee will also consider candidates recommended by shareholders. Shareholders must follow certain procedures to recommend candidates to the Nominating Committee as set forth in the committee charter.

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Identification and Evaluation of Nominees for Directors. The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee considers properly submitted shareholder recommendations for candidates for the Board of Directors. In evaluating such recommendations, the Nominating and Corporate Governance Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during fiscal 2013 was an officer or employee of China HGS. In addition, no member of the Compensation Committee or executive officer of China HGS served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of shareholders although directors are encouraged to attend annual meetings of China HGS shareholders. Last year, all of our directors attended our annual meeting of shareholders.

Communications with the Board of Directors

Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board of Directors in writing at China HGS Real Estate Inc., 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000; Attention Board of Directors. Shareholders who would like their submission directed to a member of the Board of Directors may so specify.

Code of Conduct

On January 22, 2010, the Board of Directors adopted a Code of Conduct which sets forth the standards by which the Company’s employees, officers and directors should conduct themselves. A copy of the Code of Conduct is attached as an exhibit to our 2013 Proxy Statement. The Company will disclose any amendment to the Code of Conduct or waiver of a provision of the Code of Conduct that applies to the Company’s Chief Executive Officer, Chief Financial Officer and any other principal financial officer, and any other person performing similar functions and relates to certain elements of the Code of Conduct, including the name of the officer to whom the waiver was granted.

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Compensation of Directors

The following table provide information about the actual compensation earned by non-employee directors who served during fiscal 2013.

FISCAL 2013 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yuankai Wen	16,926	-	1,312	-	-	-	17,608
John Chen	36,000	-	3,850	-	-	-	39,850
Christy Young Shue	24,000	-	3,850	-	-	-	27,850

(1)	These amounts reflect the value determined by the Company for accounting purposes for these awards and do not reflect whether the recipient has actually realized a financial benefit from the award (such as by exercising stock options). This column represents the compensation expense for fiscal year 2013 for stock options. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock option awards were forfeited by any of our non-employee directors in fiscal year 2013.
(2)	Mr. Wen receives annual compensation in the amount of RMB100,000. The amount set forth in this column is based on an exchange rate of RMB6.1364 to the U.S. dollar, the average exchange rate during 2013.

Independent Director Agreements

The Company has entered into Independent Director Agreements with Ms. Shue, Messrs. Chen and Wen pursuant to which the Company has agreed to pay each of these directors annual cash compensation in the amount of $24,000, $36,000 and RMB100,000, respectively. In addition, in August 2012, the Company agreed to grant each of Ms. Shue and Messrs. Chen nonstatutory stock options to each purchase 60,000 shares of the Company’s common stock. The options shall vest in accordance with the schedule determined as of the date of grant. Messrs. Wen received total of 20,000 stock options for his directorship in 2010 and 2011. Those stock opstions have a five year term. The Company did not grant any stock options to any of the independent directors in 2013. In addition, the Company has agreed to reimburse each director for all reasonable, out-of-pocket expenses, subject to the advance approval of the Company incurred in connection with the performance of director’s duties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of August 27, 2014 as to (i) each person who is known by us to own beneficially more than 5% of our outstanding Common Stock, (ii) each of the executive officers and other persons named in the Summary Compensation Table, (iii) each director and nominee for director, and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes, all information with respect to share ownership and voting and investment power has been furnished to us by the persons listed. Except as otherwise indicated in the footnotes, each person listed has sole voting power with respect to the shares shown as beneficially owned. Unless otherwise indicated, the address of each listed shareholder is c/o China HGS Real Estate Inc., 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class (2)
5% Holders
Rising Pilot, Inc. (a British Virgin Islands company)(3)	14,000,000	31.1%
Directors and Officers
Mr. Xiaojun Zhu(4)	29,800,000	66.1%
Shenghui Luo	1,680,000	3.7%
Christy Young Shue(5)	40,000	*
John Chen(5)	40,000	*
Yuankai Wen(6)	20,000	*
Wei (Samuel) Shen	-	-
All directors and executive officers as a group (6 persons)	31,580,000	70.1%

* less than 1%

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by such person. The number of shares beneficially owned includes Common Stock that such individual has the right to acquire as of August 27, 2014 or within 60 days thereafter, including through the exercise of stock options.

(2) Percentage of beneficial ownership is based upon 45,050,000 shares of Common Stock outstanding as of August 27, 2014. For each named person, this percentage includes Common Stock that the person has the right to acquire either currently or within 60 days of August 27, 2014, including through the exercise of an option; however, such Common Stock is not deemed outstanding for the purpose of computing the percentage owned by any other person.

(3) Mr. Xiaojin Zhu has voting and dispositive control over securities held by Rising Pilot, Inc.

(4) Includes 15,800,000 shares of Common Stock owned by Mr. Zhu directly and 14,000,000 shares owned through Rising Pilot, Inc.

(5) Includes stock options to purchase 40,000 shares of Common Stock exercisable as of August 27, 2014 or within 60 days thereafter.

(6) Includes stock options to purchase 40,000 shares of Common Stock exercisable as of August 27, 2014 or within 60 days thereafter.

PROPOSAL ONE:
ELECTION OF DIRECTORS

The Board of Directors currently consists of five directors. At each annual meeting of shareholders, directors are elected for a term of one year and until their respective successors are duly qualified and elected to succeed those directors whose terms expire on the annual meeting dates or such earlier date of resignation or removal.

Board Independence

The Board of Directors has determined that Christy Young Shue, John Chen, and Yuankai Wen are independent directors within the meaning set forth in the NASDAQ listing rules, as currently in effect.

10

Nominees

The Nominating and Corporate Governance Committee of the Board of Directors recommended, and the Board of Directors approved, Xiaojun Zhu, Shenghui Luo, Christy Young Shue, John Chen, and Yuankai Wen as nominees for election at the Annual Meeting to the Board of Directors. If elected, Xiaojun Zhu, Shenghui Luo, Christy Young Shue, John Chen, and Yuankai Wen will serve as directors until our annual meeting in 2015, and until a successor is qualified and elected or until his or her earlier resignation or removal. Each of the nominees is currently a director of the Company.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Xiaojun Zhu, Shenghui Luo, Christy Young Shue, John Chen, and Yuankai Wen. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Provided a quorum is present, the five nominees receiving the highest number of “FOR” votes at the annual meeting will be elected. Abstentions and broker non-votes will have no effect on the election of directors.

The Board of Directors unanimously recommends that shareholders vote “FOR” the election of each of Xiaojun Zhu, Shenghui Luo, Christy Young Shue, John Chen, and Yuankai Wen.

PROPOSAL TWO:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2014 and recommends that shareholders vote for ratification of such selection. Although ratification by shareholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the shareholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interests of China HGS and its shareholders. If the shareholders do not ratify the selection of Friedman LLP, the Audit Committee may reconsider its selection.

Fees Billed by Friedman LLP during Fiscal Years 2013 and 2012

	Friedman LLP
	Fiscal Year
Type of Fees	2013	2012
Audit Fees	$240,000	190,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$240,000	$190,000

“Audit Fees” consisted of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdiction, the preparation of an annual “management letter” on internal control matters and assurance services provided in connection with the assessment and testing of internal controls with respect to Section 404 of the Sarbanes-Oxley Act of 2002.

“Audit-Related Fees“ consisted of assurance and related services by Friedman LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

11

“Tax Fees” consisted of professional services rendered by Friedman LLP for tax compliance and tax planning. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

The above amounts relate to services provided in the indicated fiscal years, irrespective of when they were billed. The Audit Committee considered the compatibility of non-audit services by Friedman LLP with the maintenance of that firm’s independence and determined, in each case, that at all times, Friedman LLP remained independent.

Pre-approval Policy. The Audit Committee Charter establishes a policy governing our use of Friedman LLP for audit and non-audit services. Under the Charter, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company’s independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. The Audit Committee pre-approves certain audit and audit-related services, subject to certain fee levels. Any proposed services that are not a type of service that has been pre-approved or that exceed pre-approval cost levels require specific approval by the Audit Committee in advance. The Audit Committee has approved all audit and audit-related services to be performed by Friedman LLP in 2013.

The Audit Committee has determined that the rendering of other professional services for tax compliance and tax advice by Friedman LLP is compatible with maintaining their independence.

Representatives of Friedman LLP are not expected to be present at the Annual Meeting.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2014. Abstentions will have the effect of a vote “against” the ratification of Friedman LLP as our independent registered public accountants. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors, on behalf of the Audit Committee, recommends that shareholders vote “FOR” the ratification of the selection of Friedman LLP as China HGS’ independent registered public accountants for the fiscal year ending September 30, 2014.

PROPOSAL THREE:

TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”), shareholders have the right to vote to approve the compensation of the Company’s named executive officers disclosed in the proxy statement. This proposal is commonly known as a “Say on Pay” proposal. This allows our shareholders the opportunity to communicate to the Board of Directors their views on the compensation of our named executive officer.

The executive officers named in the summary compensation table and deemed to be a “named executive officer” Xiaojun Zhu and Wei (Samuel) Shen. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

This vote is advisory in nature and non-binding; however, the Board of Directors will have the ability to consider the shareholder vote when determining executive compensation through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in the Proxy Statement.”

12

Vote Required

A majority of votes cast is required for advisory approval of executive compensation. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote.

The Board of Directors unanimously recommends that you vote FOR the non-binding resolution to approve the compensation of our named executive officers.

13

EXECUTIVE OFFICERS

Our executive officer and his age as of August 27, 2014 is as follows:

Name	Ages	Position
Xiaojun Zhu	47	President, Chief Executive Officer and Chairman of the Board of Directors
Wei (Samuel) Shen	36	Chief Financial Officer

See page 5 for Mr. Zhu’s and page 6 for Mr. Shen’s professional background and business experience.

EXECUTIVE COMPENSATION

The following executive of the Company received compensation in the amounts set forth in the chart below for the fiscal years ended September 30, 2013 and 2012. All compensation listed is in U.S. dollars. No other item of compensation was paid to any officer or director of the Company other than reimbursement of expenses.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	All Other Compensation ($)	Totals ($)
Xiaojun Zhu, Chief Executive Officer, and Chairman of the Board	2013	32,593	—	(2)	32,593
	2012	31,647	—	(2)	31,647
Wei (Samuel) Shen, Chief Financial Officer(3)	2013	117,333	—	—	117,333
	2012	37,976	—	31,647	69,623

(1)	Mr. Zhu is paid in Renminbi. The amounts reflected in this column have been converted to U.S. dollars at the exchange rate of RMB6.1364 to the U.S. dollar for 2013 and RMB6.5377 to the U.S. dollar for 2012.
(2)	The Company owns a motor vehicle which is available for Mr. Zhu’s use for business purposes. The value of this perquisite is less than $10,000.
(3)	Samuel Shen became the Chief Financial Officer of the Company in May 2012. For the year ended September 30, 2013, he received $117,333 for compensation as CFO pursuant to an employment contract with the Company. For the year ended September 30, 2012, he received $37,976 for compensation as CFO pursuant to an employment contract with the Company. Additional compensation in the amount of $31,647 was paid to Mr. Shen in connection with his role as a VP Finance of the Company prior to May 2012

Option Grants Table. There were no individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table in fiscal 2013 and 2012.

Aggregated Option Exercises and Fiscal Year-End Option Value Table. There were no stock options exercised during fiscal 2013 and 2012 by the executive officer named in the Summary Compensation Table.

Long-Term Incentive Plan (“LTIP”) Awards Table. There were no awards made to a named executive officer in fiscal 2013 and 2012 under any LTIP.

On May 28, 2012, the Company entered into an employment agreement with Mr. Samuel Shen to serve as the Chief Financial Officer of the Company. The initial term of the contract was for one year. It was extended for an indefinite period of time upon mutual agreement between the parties. Pursuant to the terms of the employment agreement, Mr. Shen receives a monthly salary of RMB60,000 (approximately US$9,778) and a discretional bonus of up to RMB180,000 (approximately US$29,333). Subject to the board’s approval, Mr. Shen is also entitled to 100,000 shares of restricted common stock each year. Mr. Shen did not receive any bonus or restricted stock for the year ended September 30, 2013. In accordance with the terms of the agreement, the Company may terminate the contract with Mr. Shen for cause (as defined in the contract) upon thirty days’ prior written notice. Under certain circumstances, the Company may elect to pay Mr. Shen an additional month’s salary in lieu of providing him with advance written notice. Mr. Shen may terminate the contract upon ninety days’ prior written notice to the Company. The contract also contains certain covenants regarding non-competition and confidentiality.

14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and the NASDAQ. SEC rules require reporting persons to supply the Company with copies of these reports. Based solely on its review of the copies of such reports received and written representations from reporting persons, the Company believes that with respect to fiscal 2013 all reporting persons timely filed the required reports.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the compensation agreements and indemnification agreements with each of its directors and certain executive officers which require the Company to indemnify such individuals, to the fullest extent permitted by Florida law, for certain liabilities to which they may become subject as a result of their affiliation with the Company, there was not during fiscal year 2013 nor is there currently proposed, any transaction or series of similar transactions to which China HGS was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, five percent shareholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

The Audit Committee is responsible for reviewing and approving in advance any proposed related person transactions. The Audit Committee reviews any such proposed related person transactions on a quarterly basis, or more frequently as appropriate. In cases in which a transaction has been identified as a potential related person transaction, management must present information regarding the proposed transaction to the Audit Committee for consideration and approval or ratification. During fiscal 2013, the Audit Committee was also responsible for reviewing the Company’s policies with respect to related person transactions and overseeing compliance with such policies.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors. The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2013 with our management. In addition, the Audit Committee has discussed with Friedman LLP, our independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T (as superseded by Statement on Auditing Standards No. 114). The Audit Committee also has received the written disclosures and the letter from Friedman LLP as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Friedman LLP the independence of Friedman LLP.

Based on the Audit Committee’s review of the matters noted above and its discussions with our independent accountants and our management, the Audit Committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

Respectfully submitted by:

John Chen (Chair)
Christy Young Chue
Yuankai Wen

15

OTHER BUSINESS

The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

HOUSEHOLDING

Please see the discussion of “householding” on page 4 above.

INCORPORATION BY REFERENCE

The information contained above under the caption “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that China HGS specifically incorporates it by reference into such filing.

For the Board of Directors
/s/ Xiaojun Zhu
Chairman of the Board
September 3, 2014

16

CHINA HGS REAL ESTATE, INC
6 XINGHAN ROAD, 19TH FLOOR
HANZHONG CITY, SHAANXI PROVINCE
P.R.C. 723000 CHINA

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

| NAME | CONTROL # → 000000000000 |
|---|---|
| | SHARES |
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

**Nominees**

01 Xiaojun Zhu 02 Shenghui Luo 03 Christy Young Shue 04 John Chen 05 Yuankai Wen

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000218756_1 R1.0.0.51160

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

**CHINA HGS REAL ESTATE INC**
**Annual Meeting of Shareholders**
**September 29, 2014 10:00 AM**
**This proxy is solicited by the Board of Directors**

Xiaojun Zhu and Shenghui Luo, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of capital stock of China HGS Real Estate Inc. that the undersigned would be entitled to vote, if personally present, at the 2014 annual meeting of shareholders and any adjournment thereof.

**Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2 and 3. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.**

**Continued and to be signed on reverse side**

0000218756_2 R1.0.0.51160